Exhibit 24

                                Power of Attorney



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


                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or Thomas F. Malloy and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual
Report on Form 10- KSB and all amendments and/or supplements to this file this Annual Report on Form 10- KSB

Signature                               Title                                   Date

/s/David B. Gaw                         Director                            March 28, 2000
------------------------------------
David B. Gaw


                                        Director                            March __, 2000
------------------------------------
Conrad W. Hewitt


/s/Harlan R. Kurtz                      Director                            March 28, 2000
------------------------------------
Harlan R. Kurtz


/s/Richard S. Long                      Director                            March 28, 2000
------------------------------------
Richard S. Long


/s/Thomas H. Lowenstein                 Director and                        March 28, 2000
------------------------------------    Vice Chairman of the Board
Thomas H. Lowenstein


/s/Thomas F. Malloy                     Director and                        March 28, 2000
------------------------------------    Chairman of the Board
Thomas F. Malloy


/s/Terry L. Robinson                    President, Chief                    March 28, 2000
------------------------------------    Executive Officer and Director
Terry L. Robinson                       (Principal Executive Officer)



/s/James E. Tidgewell                   Director                            March 28, 2000
------------------------------------
James E. Tidgewell


/s/Lee-Ann Almeida                      Vice President                      March 27, 2000
------------------------------------    Chief Financial Officer
Lee-Ann Almeida                         (Principal Financial Officer)

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